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                                                                    EXHIBIT 10.2
                                 PLEDGE AGREEMENT
                                 ----------------
                       (T/SF Communications Corporation)

     THIS PLEDGE AGREEMENT dated as of June 30, 1996, is entered into between T/SF COMMUNICATIONS CORPORATION, a Delaware corporation (referred to herein as "Pledgor") and BANCFIRST, a state banking association (the "Bank").

     For value received and other good and valuable consideration, and in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     1.   Pledge.   The Bank has extended a joint revolving credit facility and
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other financial accommodations to T/SF Investment Co. ("Investment") and Pledgor
(collectively the "Borrowers"), as evidenced by that certain joint and several promissory note from Borrowers payable to the order of the Bank in the original principal amount of $16,000,000 dated as of even date herewith (the "Revolving Credit Note"). The Pledgor, as an inducement for the Bank to extend the revolving credit loans and other financial accommodations to the Borrower, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by Pledgor, hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, sets over and confirms unto the Bank, its successors and assigns, the securities more particularly described on Exhibit A annexed hereto and made a part hereof (such securities, together with
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any additional securities or other instruments hereafter pledged to the Bank, being collectively referred to as the "Pledged Securities") as collateral security for the payment in full when due of any and all obligations, liabilities and indebtedness of Borrowers pursuant to that certain Revolving Credit Agreement among Pledgor and Investment, as borrowers, and the Bank, as lender, of even date herewith, including all of the Indebtedness (as that term is defined and described in Section 1.11 of the Revolving Credit Agreement) including the liabilities evidenced by the $16,000,000 Revolving Credit Note and any Term Note(s) issued pursuant to the conversion features of the Revolving Credit Agreement (collectively the "Notes") (hereinafter sometimes collectively called the "Obligation"). Each reference herein to the Notes shall refer also to each and every extension, renewal, modification, substitution, change in form or replacement of the Notes, which may be from time to time and for any term or terms effected by agreement between the holder and maker thereof. The Pledgor warrants and represents that it is the true and lawful owner of the Pledged Securities, that there are no restrictions upon the transfer of any of the foregoing securities, except those restrictions imposed by or because of applicable federal or state securities laws, and that the Pledgor has the right to pledge, assign and transfer the Pledged Securities free of any encumbrance or security interest.

     The Pledgor expressly covenants and agrees that the Bank shall continue to maintain the Pledged Securities of Pledgor as security for payment of the Obligation until such Obligation shall be paid in full. The Pledgor acknowledges and stipulates that its execution, delivery and performance of this Pledge Agreement constitutes a valid business and corporate purpose of Pledgor and further that Pledgor will receive substantial corporate benefit from the Bank's financial accommodations evidenced by the Notes.

                                      -1-
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     2.   Acceleration of Payment of the Notes.  The Pledgor covenants and
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agrees that upon the occurrence of any Event of Default (as defined below), the
Bank shall be entitled to declare all indebtedness evidenced by the Notes to be immediately due and payable.

     3.   Voting Power, Dividends.
          -----------------------

          (a) Unless and until an Event of Default (as defined below) or an event which with the passage of time or giving of notice, or both, would constitute an Event of Default has occurred and is continuing, Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Securities and Pledgor shall be entitled to receive and retain any dividends on the Pledged Securities paid in cash by the issuer; provided, however, that Pledgor shall not exercise such powers in any way that would be inconsistent with the terms of the Notes or this Pledge Agreement and the security provided hereby. In no event shall Pledgor exercise such powers in an attempt to hypothecate, encumber or restrict the transfer of the Pledged Securities without first obtaining the Bank's written consent thereto.

          (b) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not any holder of the Notes or the Obligation exercises any available option to declare the Notes or the Obligation immediately due and payable or seeks to pursue any other relief or remedy available to such holder under this Pledge Agreement, the Notes or the Obligation,

               (i) The Bank, or its nominee or nominees, shall forthwith, without further act on the part of any person, have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Securities and shall exercise such powers in such manner as the Bank, in its sole discretion, shall determine to be necessary, appropriate or advisable, and, if the Bank shall so request in writing, the Pledgor agrees to execute and deliver to the Bank such other and additional powers, authorizations, proxies, dividends and such other documents as the Bank may reasonably request to secure to the Bank the rights, powers and authorities intended to be conferred upon the Bank by this Subsection (b); and

               (ii) All dividends, interest and other distributions on the Pledged Securities shall be paid directly to the Bank and retained by it as part of the Pledged Securities, subject to the terms of this Pledge Agreement, and if the Bank shall so request in writing, the Pledgor agrees to execute and deliver to the Bank appropriate additional dividend, interest, distribution and other orders and documents to that end.

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     4.   Sale of Pledged Securities After an Event of Default.  If any Event of
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Default shall have occurred and be continuing, and the principal amount of the
Notes or the Obligation shall have been declared immediately due and payable, then, unless all of the Notes and Obligation shall have been paid in full at the time the notice provided for in Subsection (a) of this Section 4 shall be given on or at the time the suit provided for in Subsection (b) of this Section 4 shall be instituted, the Bank may, in its sole discretion, without further demand, advertisement or notice, except as expressly provided for in Subsection
(a) of this Section 4, (i) apply the cash, if any, then held by it as collateral hereunder, for the purposes and in the manner provided for in Section 5 hereof, and (ii) if there shall be no such cash or the cash so applied shall be insufficient to make in full all payments provided in Subsections (a) and (b) of
Section 5 hereof,

          (a) Sell the Pledged Securities, or any part thereof, in one or more sales, on the open market to the extent reasonably possible, or alternatively, at public or private sale, conducted by an officer or agent of, or auctioneer or attorney for, the Bank at the Bank's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Bank shall, in its sole discretion, determine, and the Bank may be the purchaser of any or all of the Pledged Securities so sold. The Bank may, in its discretion, at any such sale restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the persons making such purchases represent and agree to the satisfaction of the Bank that they are purchasing the Pledged Securities for their account, for investment, and not with a view to the distribution or resale of any thereof. Upon any such sale the Bank shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser (including the Bank) at any such sale shall hold the Pledged Securities so sold, absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption, of the Pledgor which the Pledgor hereby specifically waives to the extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Bank shall give the Pledgor at least ten (10) days' written notice of any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours as the Bank shall fix in the notice of such sale. At any such sale the Pledged Securities may be sold in one lot, as an entirety or in separate parcels. The Bank shall not be obligated to make any sale pursuant to any such notice. The Bank may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged

                                      -3-
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     Securities so sold, and in case of any such failure, such Pledged
     Securities may again be sold under and pursuant to the provisions hereof;
     or

          (b) Proceed by a suit or suits at law or in equity to foreclosure upon this Pledge Agreement and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     The Bank as attorney-in-fact pursuant to Section 6 hereof may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Securities sold pursuant to Subsection (a) or (b) of this Section 4. The Pledgor shall, if so requested by the Bank, ratify and confirm any sale or sales by executing and delivering to the Bank, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Bank, be advisable for such purpose.

     The receipt of the Bank for the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser of the Pledged Securities, or any portion thereof, sold as aforesaid; and no such purchaser (or the representatives or assigns thereof), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

     PLEDGOR WAIVES AND RELINQUISHES ANY RIGHT OF REIMBURSEMENT, SUBROGATION, INDEMNIFICATION OR OTHER RECOURSE OR CLAIM, WHETHER CONTINGENT OR MATURED, WHICH PLEDGOR MAY HAVE AGAINST THE OTHER BORROWER IN CONNECTION HEREWITH OR THE NOTES. IT IS THE EXPRESS INTENT OF PLEDGOR AND THE BANK TO ELIMINATE ANY DEBTOR/CREDITOR RELATIONSHIP BETWEEN THE OTHER BORROWER AND PLEDGOR ARISING FROM PLEDGOR'S SUBROGATION RIGHTS PERTAINING TO THE NOTES. PLEDGOR HEREBY EXPRESSLY RELEASES AND WAIVES ANY AND ALL PRESENT AND FUTURE RIGHTS AS A CREDITOR OF THE OTHER BORROWER IN ALL RESPECTS PERTAINING TO THE NOTES.

     5.   Application of Proceeds.  The proceeds of any sale, or of collection
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of all or any part of the Pledged Securities shall be applied by the Bank, without any marshalling of assets in the following order:

          (a) First, to the payment of all of the costs and expenses of such sale, including, without limitation, reasonable compensation to the Bank and its agents, attorneys and counsel, and all other expenses, liabilities and advances made or incurred by the Bank in connection therewith;

          (b) Second, to the payment in full of the principal and interest on the Notes and all obligations of the Pledgor under the Notes and this Pledge Agreement; and

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          (c) Third, to the payment to the Pledgor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus remaining from such proceeds after payments of the character referred to in Subsections (a) and
     (b) of this Section 5 shall have been made.

     6.   Bank Appointed Attorney-in-Fact; Indemnity.  The Bank, its successors
          ------------------------------------------
and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Pledgor agrees to indemnify and save harmless the Bank from and against any liability or damage which it may incur, in good faith and without gross negligence or willful misconduct, in the exercise and performance of any of the Bank's powers and duties specifically set forth herein.

     7.   No Waiver.  No failure on the part of the Bank to exercise, and no
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delay on the part of the Bank in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right, power or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or in equity.

     8.   Termination of Pledge.  This Pledge Agreement shall terminate upon
          ---------------------
payment in full of all of the Obligation, including, without limitation, the Notes, and the performance in full of all of the terms and covenants hereof and agreements of the Pledgor hereunder, in which event the Bank shall forthwith assign, transfer and deliver to Pledgor or the successors or assigns thereof, without representation, warranty or recourse, against appropriate receipts, all of the Pledged Securities, if any, then held by it in pledge hereunder.

     9.   Governing Law.  This Pledge Agreement has been executed and delivered
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in Tulsa, Oklahoma, and shall in all respects be construed and interpreted in accordance with and governed by the laws of the State of Oklahoma.

     10.  Successors and Assigns.  This Pledge Agreement shall be binding upon
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and inure to the benefit of the successors and assigns of the Pledgor and the
Bank and any subsequent holder hereof or of the Notes or the Obligation.

     11.  Additional Instruments and Assurances.  The Pledgor hereby agrees, at
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its own and sole expense, to execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as the Bank may reasonably request to effect the purposes of this Pledge Agreement and to secure to the Bank, and to all persons who may from time to time be the holder of the Notes or the Obligation, the benefits of all rights, authorities and remedies conferred upon the Bank by the terms of this Pledge Agreement.

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     12.  Future Holders of Notes.  This Pledge Agreement is for the benefit of
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any and all future holders of the Notes or the Obligation in addition to the
Bank, each of whom shall, without further act, become a party hereto by becoming a holder of the Notes or the Obligation.

     13.  Notices.  All notices, requests, demands, consents or other
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communications given hereunder or in connection herewith shall be in writing and sent by certified mail, return receipt requested, postage prepaid, addressed to the Pledgor at 2407 E. Skelly Drive, Tulsa, Oklahoma 74105, Attention: Chief Financial Officer, and if to the Bank, addressed to the Bank at 7625 East 51st Street, P.O. Box 680, Tulsa, Oklahoma 74101-0680, Attention: Roy C. Ferguson,
III. Pledgor or the Bank may, by notice given as aforesaid, change their applicable address for all subsequent notices. Notice shall be deemed given when mailed as aforesaid.

     14.  Severability.  In case any one or more of the provisions of this
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Pledge Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Pledge Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been included as a part hereof.

     15.  Events of Default.  The Pledgor shall be in default under this Pledge
          -----------------
Agreement upon the occurrence of any one of the following events (each of which is herein referred to as an "Event of Default"):

          (a) Default by Pledgor in the due observance or performance of any covenant or agreement contained herein or breach by the Pledgor of any representation or warranty herein contained; or

          (b) The occurrence of an Event of Default (as therein defined) under or pursuant to the Revolving Credit Agreement between the Borrowers and the Bank dated as of even date herewith, the other Loan Documents described and defined therein or any other instrument, document or agreement securing the Notes, including the Pledge Agreements described and defined in the Revolving Credit Agreement.

     16.  Headings.  The headings of the Sections of this Pledge Agreement have
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been inserted for convenience of reference only and shall in no way affect the construction or interpretation of this Pledge Agreement.

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     IN WITNESS WHEREOF, the Pledgor and the Bank have caused this Pledge
Agreement to be duly executed and delivered in Tulsa, Oklahoma, effective as of the day and year first above written.

                                T/SF COMMUNICATIONS CORPORATION,
                                     a Delaware corporation

                                By:  /s/ Howard G. Barnett, Jr.
                                   ------------------------------------------
                                     Howard G. Barnett, Jr., President

                                           "Pledgor"

                                BANCFIRST, a state banking association

                                By:  /s/ Roy C. Ferguson, III
                                   ------------------------------------------
                                     Roy C. Ferguson, III, Regional Executive

                                           "Bank"

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                                   EXHIBIT A
                                   ---------


            No. Shares             Issuer
            ----------             ------

               3,000          T/SF Investment Co., a Delaware corporation